UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

_________________________

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2021

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Xenetic Biosciences, Inc.

(Exact name of registrant as specified in charter)

Nevada	001-37937	45-2952962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Speen Street, Suite 102
Framingham, Massachusetts	01701
(Address of principal executive offices)	(Zip Code)

(781) 778-7720

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	XBIO	The Nasdaq Stock Market LLC
Purchase Warrants	XBIOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 19, 2021, Xenetic Biosciences, Inc. (the “Company”) entered into an At The Market Offering Agreement (the “ATM Agreement”) with H.C. Wainwright & Co., LLC, as the exclusive sales agent (“Wainwright”), pursuant to which the Company may offer and sell, from time to time through Wainwright, shares (the “Shares”) of its common stock, par value $0.001 per share (“Common Stock”). The offer and sale of the Shares will be made pursuant to a shelf registration statement on Form S-3 (File No. 333-260201) and the related prospectus, as supplemented by a prospectus supplement dated November 19, 2021 (the “Prospectus Supplement”) and filed with the Securities and Exchange Commission (the “SEC”) on such date pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”), and is currently limited to a number of Shares of up to $4,000,000 of Common Stock pursuant to General Instruction I.B.6 of Form S-3.

Pursuant to the ATM Agreement, Wainwright may sell the Shares in sales deemed to be “at-the-market” equity offerings as defined in Rule 415 promulgated under the Securities Act, including sales made directly on or through the Nasdaq Capital Market. If agreed to in a separate terms agreement, the Company may sell Shares to Wainwright as principal, at a purchase price agreed upon by Wainwright and the Company. Wainwright may also sell Shares in privately negotiated transactions with the Company’s prior approval. Sales of the Shares through Wainwright, if any, will be made in amounts and at times to be determined by the Company from time to time, but the Company has no obligation to sell any of the Shares and either the Company or Wainwright may at any time suspend offers under the Agreement or terminate the Agreement. Actual sales will depend on a variety of factors to be determined by the Company from time to time, including (among others) market conditions, the trading price of the Company’s common stock and determinations by the Company of the appropriate sources of funding for the Company. The offer and sale of the Shares pursuant to the ATM Agreement will terminate upon the earlier of (a) the issuance and sale of all of the Shares subject to the ATM Agreement or (b) the termination of the ATM Agreement by Wainwright or the Company pursuant to the terms thereof.

The Sales Agreement provides that Wainwright will be entitled to compensation of up to 3.0% of the gross sales price of any Shares sold by Wainwright under the Sales Agreement. The Company also will reimburse Wainwright for certain specified expenses in connection with entering into the ATM Agreement. The Company has agreed to provide Wainwright with customary indemnification and contribution rights, including for liabilities under the Securities Act. The ATM Agreement contains customary representations and warranties and conditions to the placements of the Shares pursuant thereto.

A copy of the ATM Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K, and the description of the terms of the ATM Agreement is qualified in its entirety by reference to such exhibit. A copy of the opinion of Westward Law LLC relating to the legality of the issuance and sale of the Shares is attached as Exhibit 5.1 hereto.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the Shares, nor shall there be any offer, solicitation, or sale of the Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

FORWARD-LOOKING STATEMENTS

This Form 8-K contains forward-looking statements that we intend to be subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements contained in this Form 8-K other than statements of historical facts may constitute forward-looking statements within the meaning of the federal securities laws. These statements can be identified by words such as “expects,” “plans,” “projects,” “will,” “may,” “anticipates,” “believes,” “should,” “intends,” “estimates,” and other words of similar meaning. Any forward-looking statements contained herein are based on current expectations and are subject to a number of risks and uncertainties. Many factors could cause our actual activities, performance, achievements or results to differ materially from the activities and results anticipated in forward-looking statements. These risks and uncertainties include those described in the “Risk Factors” section as detailed from time to time in the Company’s reports filed with the SEC, including the Company’s annual report on Form 10-K, periodic quarterly reports on Form 10-Q, current reports on Form 8-K and other documents filed with the SEC, including the Prospectus Supplement. In addition, forward-looking statements may also be adversely affected by general market factors, general economic and business conditions, including potential adverse effects of public health issues, such as the COVID-19 outbreak (including any new variant strains of the underlying virus) on economic activity, competitive product development, product availability, federal and state regulations and legislation, the regulatory process for new product candidates and indications, manufacturing issues that may arise, and patent positions and litigation, among other factors. The forward-looking statements contained in this Form 8-K speak only as of the date the statements were made, and the Company does not undertake any obligation to update forward-looking statements, except as required by law.

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Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	At The Market Offering Agreement by and between Xenetic Biosciences, Inc. and H.C. Wainwright & Co., LLC, dated November 19, 2021.
5.1	Opinion of Westward Law LLC.
23.1	Consent of Westward Law LLC (included in Exhibit 5.1).
104	Cover Page Interactive Data File (formatted as inline XBRL).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xenetic Biosciences, Inc.
November 19, 2021
	By:	/s/ James Parslow
	Name:	James Parslow
	Title:	Chief Financial Officer

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